FAM VARIABLE SERIES FUNDS, INC.
                      Mercury International Value V. I. Fund
                      Mercury Large Cap Growth V. I. Fund

                     Supplement dated September 26, 2005
   to the Statement of Additional Information dated May 1, 2005


A footnote (9) should be added at the end of investment restriction 5 under the heading "Restrictions Applicable to each of the Funds (Except the Domestic Money Market V.I. Fund)" on page 27 of the Statement of
Additional Information, and the following language should be added as footnote (9) to the footnotes listed on p. 29 of the Statement of Additional
Information:

"(9) With respect to restriction 5, International Value V.I. Fund and Large Cap Growth V.I. Fund may also make loans as permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission."